Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Six Months Ended June 30, 2006

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2006

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1
Year-to-Date Income Statement	Page 2
Summary Financial Statement Information for Unconsolidated Entities	Page 3
Calculation of Funds from Operations and FFO Payout Ratio	Page 4
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 5
EBITDA, Operating Ratios and Earnings per Share	Page 6

Balance Sheet Data:
Comparative Balance Sheets	Page 7
Market Capitalization and Debt Coverage Ratios	Page 8
Consolidated Debt Schedule	Page 9
Consolidated Debt Maturities Schedule	Page 10
Joint Venture Debt and Debt Maturity Schedule	Page 11

Operational Data:
Occupancy Statistics	Page 12
Leasing Results and Re-leasing Spreads	Page 13
Mall Portfolio (wholly owned) Statistics by Asset Category	Page 14
Mall Portfolio (wholly owned) Excluding Malls Held for Sale	Page 15
Mall Portfolio (total portfolio) Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Redevelopment Activity	Page 21

Quarterly Income Statement
(in thousands)

	Three Months Ended June 30,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents	$46,894	$6,531	$53,425	$45,263	$7,222	$52,485
Percentage rents	959	62	1,021	1,620	378	1,998
Tenant reimbursements	21,263	3,213	24,476	21,305	4,280	25,585
Out parcel sales	-	550	550	1,000	-	1,000
Other (See components below)	4,095	517	4,612	3,910	660	4,570
Total Revenues	73,211	10,873	84,084	73,098	12,540	85,638

Expenses:
Property operating expenses	(15,846)	(3,720)	(19,566)	(14,595)	(3,859)	(18,454)
Real estate taxes	(8,084)	(964)	(9,048)	(8,445)	(1,411)	(9,856)
	(23,930)	(4,684)	(28,614)	(23,040)	(5,270)	(28,310)
Provision for credit losses	(1,104)	(310)	(1,414)	(696)	(202)	(898)
Other operating expenses	(1,697)	(268)	(1,965)	(1,817)	(281)	(2,098)
Cost related to sales of out parcels	-	(43)	(43)	(946)	-	(946)
Real estate depreciation and amortization	(17,802)	(622)	(18,424)	(17,548)	(2,949)	(20,497)
Non-real estate depreciation and amortization	(187)	(7)	(194)	(461)	(78)	(539)
General and administrative	(3,569)	(1)	(3,570)	(5,605)	(8)	(5,613)
Total Expenses	(48,289)	(5,935)	(54,224)	(50,113)	(8,788)	(58,901)

Operating Income	24,922	4,938	29,860	22,985	3,752	26,737

Interest income	121	41	162	52	26	78
Interest expense	(20,160)	(3,160)	(23,320)	(17,857)	(3,723)	(21,580)
Loan fee amortization	(516)	(63)	(579)	(530)	(146)	(676)
Equity in income of unconsolidated entities	259	-	259	-	-	-
Income before minority interest and discontinued operations	4,626	1,756	6,382	4,650	(91)	4,559
Minority interest in operating partnership	3,733	-	3,733	95	-	95
Income from continuing operations	8,359	1,756	10,115	4,745	(91)	4,654
Discontinued Operations:
Gain (loss) on sales of properties	-	-	-	-	-	-
Impairment Loss	(48,801)	-	(48,801)	(1,375)	-	(1,375)
Income from operations	1,756	(1,756)	-	(91)	91	-
Net (loss) income	(38,686)	-	(38,686)	3,279	-	3,279
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net loss available to common shareholders	$(43,045)	$-	$(43,045)	$(1,080)	$-	$(1,080)

Components of Other Revenue:
Fee income	$509	$-	$509	$-	$-	$-
Specialty leasing and sponsorship income	2,643	527	3,170	2,923	607	3,530
Other	943	(10)	933	987	53	1,040
Total	$4,095	$517	$4,612	$3,910	$660	$4,570

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands, except per share data)

	Six Months Ended June 30,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents	$94,985	$14,263	$109,248	$90,616	$15,888	$106,504
Percentage rents	2,023	137	2,160	2,523	506	3,029
Tenant reimbursements	42,915	6,849	49,764	41,826	8,643	50,469
Out parcel sales	320	550	870	1,000	450	1,450
Other (see components below)	8,416	1,049	9,465	7,689	1,319	9,008
Total Revenues	148,659	22,848	171,507	143,654	26,806	170,460

Expenses:
Property operating expenses	(31,739)	(7,302)	(39,041)	(29,363)	(7,828)	(37,191)
Real estate taxes	(16,951)	(2,044)	(18,995)	(16,911)	(2,926)	(19,837)
	(48,690)	(9,346)	(58,036)	(46,274)	(10,754)	(57,028)
Provision for credit losses	(2,095)	(558)	(2,653)	(1,828)	(519)	(2,347)
Other operating expenses	(3,430)	(538)	(3,968)	(3,346)	(581)	(3,927)
Cost related to sales of out parcels	(129)	(43)	(172)	(961)	(49)	(1,010)
Real estate depreciation and amortization	(35,485)	(2,452)	(37,937)	(32,782)	(6,051)	(38,833)
Non-real estate depreciation and amortization	(759)	(52)	(811)	(904)	(153)	(1,057)
General and administrative	(7,648)	(17)	(7,665)	(11,812)	(18)	(11,830)
Total Expenses	(98,236)	(13,006)	(111,242)	(97,907)	(18,125)	(116,032)

Operating Income	50,423	9,842	60,265	45,747	8,681	54,428

Interest income	226	81	307	97	50	147
Interest expense	(40,482)	(6,372)	(46,854)	(35,363)	(7,403)	(42,766)
Loan fee amortization	(1,068)	(157)	(1,225)	(1,043)	(275)	(1,318)
Equity in income of unconsolidated entities	852	-	852	-	-	-
Income before minority interest and discontinued operations	9,951	3,394	13,345	9,438	1,053	10,491
Minority interest in operating partnership	3,396	-	3,396	(41)	-	(41)
Income from continuing operations	13,347	3,394	16,741	9,397	1,053	10,450
Discontinued Operations:
Gain on sales of properties	1,717	-	1,717	-	-	-
Impairment loss	(48,801)	-	(48,801)	(1,375)	-	(1,375)
Income from operations	3,394	(3,394)	-	1,053	(1,053)	-
Net (loss) income	(30,343)	-	(30,343)	9,075	-	9,075
Preferred stock dividends	(8,718)	-	(8,718)	(8,718)	-	(8,718)
Net (loss) income available to common shareholders	$(39,061)	$-	$(39,061)	$357	$-	$357

Components of Other Revenue:
Fee income	$1,100	$-	$1,100	$-	$-	$-
Specialty leasing and sponsorship income	5,244	1,033	6,277	5,798	1,251	7,049
Other	2,072	16	2,088	1,891	68	1,959
Total	$8,416	$1,049	$9,465	$7,689	$1,319	$9,008

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2006
		Real Estate
		Joint Ventures
	Total	% Share
Statements of Operations

Total revenues	$9,218	$4,793
Operating expenses	(4,124)	(2,144)
Net operating income	5,094	2,649
Depreciation and amortization	(2,781)	(1,446)
Other expenses, net	(16)	(8)
Interest expense, net	(1,790)	(931)
Net income	507	264
Preferred dividend	(7)	(5)
Net income available to partnership	$500	$259

GPLP's share of income from investment in joint venture	$259

	For the Six Months Ended June 30, 2006
		Real Estate
		Joint Ventures
	Total	% Share
Statements of Operations

Total revenues	$16,463	$8,561
Operating expenses	(7,079)	$(3,681)
Net operating income	9,384	4,880
Depreciation and amortization	(4,613)	(2,399)
Other expenses, net	(20)	(10)
Interest expense, net	(3,104)	(1,614)
Net income	1,647	857
Preferred dividend	(7)	(5)
Net income available to partnership	$1,640	$852

GPLP's share of income from investment in joint venture	$852

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2006			2005
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Jun 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$3,984	$(43,045)	$(39,061)	$1,437	$(1,080)	$(6,702)	$9,758	$3,413
Real estate depreciation and amortization	19,513	18,424	37,937	18,336	20,497	18,123	18,698	75,654
Equity in income of unconsolidated entities	(593)	(259)	(852)	-	-	-	(51)	(51)
Pro-rata share of joint venture funds from operations	1,546	1,705	3,251	-	-	-	51	51
Minority interest in operating partnership	337	(3,733)	(3,396)	136	(95)	(618)	829	252
(Gain) loss on sales of properties	(1,717)	-	(1,717)	-	-	(1,737)	84	(1,653)
FFO	$23,070	$(26,908)	$(3,838)	$19,909	$19,322	$9,066	$29,369	$77,666

Weighted average common shares outstanding - diluted	40,038	40,101	40,113	39,703	39,830	39,956	39,943	39,856

FFO per diluted share	$0.58	$(0.67)	$(0.10)	$0.50	$0.49	$0.23	$0.74	$1.95
Add back impairment losses	$-	$1.22	$1.22	$-	$0.03	$0.38	$-	$0.41
Adjusted FFO per share	$0.58	$0.55	$1.12	$0.50	$0.52	$0.60	$0.74	$2.36

	2006			2005
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June. 30	Jun 30	Mar. 31	June. 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.9616	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses	83.4%	88.1%	85.8%	95.9%	92.5%	79.8%	65.4%	81.5%

	2006			2005
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Jun 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,241	$1,965	$3,206	$1,015	$1,273	$1,581	$1,645	$5,514
Straight line adjustment as increase (decrease) to minimum rents	$53	$(475)	$(422)	$450	$(28)	$(72)	$228	$578
Fair value of debt amortized as reduction to interest expense	$107	$107	$214	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to minimum rents	$119	$(114)	$5	$116	$70	$(22)	$(171)	$(7)
Impairment losses	$-	$48,801	$48,801	$-	$1,375	$15,018	$-	$16,393

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2006			2005
	3 mos	3 mos	YTD	3 mos	YTD
	Mar. 31	June 30	June 30	Dec. 31 (a)	Dec. 31
Joint Venture Funds from Operations:
Net income available to common shareholders	$1,140	$500	$1,640	$98	$98
Real estate depreciation and amortization	1,832	2,781	4,613	-	-
FFO	$2,972	$3,281	$6,253	$98	$98

Pro-rata share of joint venture funds from operations	$1,546	$1,705	$3,251	$51	$51

	2006			2005
	3 mos	3 mos	YTD	3 mos	YTD
	Mar. 31	June 30	June 30	Dec. 31 (a)	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight line adjustment as increase to minimum rents	$113	$123	$236	$-	$-
Fair value of debt amortized as increase to interest expense	$25	$25	$51	$-	$-
Intangible amortization as an increase to minimum rents	$576	$735	$1,311	$-	$-

(a) The joint venture investment was made on December 29, 2005. Real estate depreciation and amortization, straight-line adjustments to minimum rents, amortization of intangibles and interest fair value amortization were recorded beginning January 1, 2006.

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2006			2005
	3 mos	3 mos	YTD	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	June 30

Calculation of EBITDA:
Net income (loss)	$8,343	$(38,686)	$(30,343)	$5,796	$3,279	$9,075
Interest expense (continuing and discontinued operations)	23,534	23,320	46,854	21,186	21,580	42,766
Loan fee amortization (continuing and discontinued operations)	646	579	1,225	642	676	1,318
Taxes (continuing and discontinued operations)	273	479	752	242	290	532
Depreciation and amortization (continuing and discontinued operations)	20,130	18,618	38,748	18,854	21,036	39,890
EBITDA	52,926	4,310	57,236	46,720	46,861	93,581
Minority interest in operating partnership	337	(3,733)	(3,396)	136	(95)	41
(Gain) loss on sales of properties and properties held for sale and impairment charges	(1,717)	48,801	47,084	-	1,375	1,375
Adjusted EBITDA	$51,546	$49,378	$100,924	$46,856	$48,141	$94,997

Operating Ratios Excluding Held for Sale Properties:
General and administrative / total revenues	5.4%	4.9%	5.1%	8.8%	7.7%	8.2%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.4%	88.9%	88.1%	88.3%	92.5%	90.4%

Operating Ratios Including Held for Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	85.9%	85.5%	85.7%	86.6%	90.4%	88.5%

Earnings per Share:
Weighted average common shares outstanding - basic	36,499	36,595	36,548	35,713	35,837	35,775
Weighted average common shares outstanding - diluted	40,038	40,101	40,113	39,703	39,830	39,767

Earnings per share - basic	$0.11	(1.18)	$(1.07)	$0.04	$(0.03)	$0.01

Earnings per share - diluted	$0.11	(1.17)	$(1.06)	$0.04	$(0.03)	$0.01

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2006		2005
	Mar. 31	June 30	Dec. 31
Assets:
Land	$291,917	$248,040	$291,998
Building, improvements and equipment	1,891,928	1,696,945	1,869,381
Developments in progress	45,458	48,083	50,235
	2,229,303	1,993,068	2,211,614
Less accumulated depreciation	486,983	453,362	470,397
Net property and equipment	1,742,320	1,539,706	1,741,217

Deferred leasing costs, net	17,671	17,442	18,863
Investment in unconsolidated subsidiaries	56,376	56,597	44,248
Real estate assets associated with discontinued operations	62,967	206,805	72,731
Net investment in real estate	1,879,334	1,820,550	1,877,059

Cash and cash equivalents	14,964	9,426	7,821
Non-real estate assets associated with discontinued operations	3,688	13,667	4,162
Restricted cash	10,872	9,201	15,410
Tenant accounts receivable, net	45,934	39,474	49,877
Deferred expenses, net	8,405	7,339	8,665
Prepaid and other assets	33,139	29,473	32,318
Total Assets	$1,996,336	$1,929,130	$1,995,312

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,294,883	$1,210,098	$1,299,193
Mortgage notes payable associated with discontinued operations	52,027	165,641	52,288
Notes payable	174,000	147,000	150,000
Other liabilities associated with discontinued operations	772	4,075	1,374
Accounts payable and accrued expenses	61,799	54,346	66,264
Distributions payable	23,435	23,474	23,410
	1,606,916	1,604,634	1,592,529

Minority interest in partnership	14,339	9,342	15,729

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000
Common shares of beneficial interest	366	367	365
Additional paid-in capital	545,015	545,630	543,639
Distributions in excess of accumulated earnings	(380,488)	(441,166)	(366,924)
Other comprehensive loss	188	323	(26)
Total Liabilities and Shareholders' Equity	$1,996,336	$1,929,130	$1,995,312

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2006			2005
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$28.40	$24.81	$24.81	$23.70	$27.75	$24.47	$24.32	$24.32

Market Capitalization Ratio:
Common shares outstanding	36,620	36,701	36,701	35,791	35,980	36,379	36,506	36,506
Operating Partnership units outstanding	3,056	3,056	3,056	3,474	3,473	3,237	3,115	3,115
Total common shares and units outstanding at end of period	39,676	39,757	39,757	39,265	39,453	39,616	39,621	39,621

Valuation - Common shares and operating partnership units outstanding	$1,126,798	$986,371	$986,371	$930,581	$1,094,821	$969,404	$963,583	$963,583
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,520,910	1,522,739	1,522,739	1,406,393	1,428,538	1,430,083	1,501,481	1,501,481
Total market capitalization	$2,857,708	$2,719,110	$2,719,110	$2,546,974	$2,733,359	$2,609,487	$2,675,064	$2,675,064

Debt / Market capitalization	53.2%	56.0%	56.0%	55.2%	52.3%	54.8%	56.1%	56.1%
Debt / Gross asset value (1)	61.0%	62.4%	62.4%	59.0%	59.6%	59.7%	60.6%	60.6%
Debt / Market capitalization including pro-rata share of joint ventures	54.2%	57.0%	57.0%	55.2%	52.3%	54.8%	56.9%	56.9%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.1	2.2	2.2	2.2	2.4	2.6	2.4
(Adjusted EBITDA from page 6 / interest expense)
Debt service coverage ratio	1.8	1.8	1.8	1.8	1.9	2.0	2.2	2.0
(Adjusted EBITDA / interest expense + scheduled principal payments)

(1)  Gross asset value is total assets plus accumulated depreciation.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	June 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2006	2005	2006	2005	Terms	Terms	at Maturity	Maturity
SAN Mall, LP (q)	$33,272	$33,523	8.35%	8.35%	(p)	(a)	$32,615	(e)
Colonial Park Mall, LP	32,715	32,975	7.73%	7.73%	(p)	(a)	$32,033	(e)
Mount Vernon Venture, LLC	8,809	8,865	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (q)	44,166	44,559	7.84%	7.84%	(p)	(a)	$42,302	(f)
Morgantown Mall Associates, LP	52,931	53,381	6.89%	6.89%	(p)	(a)	$50,823	(f)
GM Olathe, LLC	30,000	(r)	6.35%	(r)	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	48,195	48,572	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	39,000	39,214	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,718	40,953	8.20%	8.20%	(p)	(a)	$38,543	(g)
Glimcher Ashland Venture, LLC	25,060	25,307	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	56,304	56,717	8.27%	8.27%	(p)	(a)	$49,864	(h)
Glimcher WestShore, LLC	96,033	96,804	5.09%	5.09%		(a)	$84,824	September 9, 2012
University Mall, LP (q)	63,203	63,845	7.09%	7.09%	(p)	(a)	$52,524	(i)
PFP Columbus, LLC	143,289	144,439	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	134,295	135,326	5.42%	5.42%	(p)	(a)	$116,922	(j)
JG Elizabeth, LLC	160,086	161,371	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	110,054	110,871	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	59,930	60,341	7.54%	7.54%	(p)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	-	5.90%	-		(b)	$60,000	June 8, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,307,060	1,226,063
Variable Rate
EM Columbus, LLC	42,000	41,669	7.34%	6.38%	(m)	(b)	$42,000	January 1, 2007
Montgomery Mall Associates, LP (q)	25,000	25,000	6.78%	6.16%	(n)	(b)	$25,000	January 31, 2007
	67,000	66,669
Other
Fair Value Adjustment - Polaris Center, LLC	1,679	1,894
Extinguished Debt	-	56,855		(o)

Total Mortgage Notes Payable	$1,375,739	$1,351,481

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(f)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(g)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(h)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(i)	The loan matures in January 2028, with an optional prepayment (without penalty) date on January 11, 2013.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points effectively fixed through a swap agreement at a rate of 6.35%.
(m)	Interest rate of LIBOR plus 200 basis points.
(n)	Interest rate of LIBOR plus 165 basis points.
(o)	Interest rates ranging from 6.37% to 7.43% at December 31, 2005.
(p)	Interest rate escalates after optional prepayment date.
(q)	Mortgage notes payable associated with properties held for sale at June 30, 2006.
(r)	December 31, 2005 mortgage was refinanced in January 2006 and amount included in extinguished debt.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	6/30/2006	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016+
Fixed Rate
SAN Mall, LP	$33,272	$253	$33,019	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,715	263	32,452	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,809	56	120	$8,633	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	44,166	400	859	42,907	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	52,931	456	972	51,503	-	-	-	-	-	-	-	-
GM Olathe, LLC	30,000	-	-	-	$30,000	-	-	-	-	-	-	-
Grand Central, LP	48,195	381	814	865	46,135	-	-	-	-	-	-	-
Johnson City Venture, LLC	39,000	213	464	496	549	$37,278	-	-	-	-	-	-
Polaris Center, LLC	40,718	236	512	547	604	38,819	-	-	-	-	-	-
Ashland Venture, LLC	25,060	251	536	572	620	668	$22,413	-	-	-	-	-
Dayton Mall Venture, LLC	56,304	417	903	969	1,066	1,159	1,260	$50,530	-	-	-	-
Glimcher WestShore, LLC	96,033	778	1,631	1,703	1,807	1,902	2,003	86,209	-	-	-	-
University Mall, LP	63,203	652	1,390	1,481	1,604	1,723	1,851	1,977	$52,525	-	-	-
PFP Columbus, LLC	143,289	1,160	2,437	2,548	2,708	2,855	3,011	3,155	125,415	-	-	-
LC Portland, LLC	134,295	1,039	2,187	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-
JG Elizabeth, LLC	160,086	1,295	2,709	2,823	2,986	3,135	3,292	3,437	3,629	$136,780	-	-
MFC Beavercreek, LLC	110,054	822	1,732	1,814	1,933	2,043	2,159	2,265	2,409	94,877	-	-
Glimcher SuperMall Venture, LLC	59,930	411	892	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,099	-
RVM Glimcher, LLC	50,000	-	-	-	566	649	686	719	768	815	863	$44,934
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	-	-	60,000
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	19,000
	1,307,060	9,083	83,629	120,100	94,054	93,927	40,605	152,440	304,337	233,989	50,962	123,934
Variable Rate
EM Columbus, LLC	42,000	-	42,000	-	-	-	-	-	-	-	-	-
Montgomery Mall Associates, LP	25,000	-	25,000	-	-	-	-	-	-	-	-	-
	67,000	-	67,000	-	-	-	-	-	-	-	-	-

Total Mortgage Notes Payable	1,374,060	9,083	150,629	120,100	94,054	93,927	40,605	152,440	304,337	233,989	50,962	123,934

Credit Facility	147,000	-	-	147,000	-	-	-	-	-	-	-	-
Total Notes Payable	147,000	-	-	147,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,679	214	428	428	428	181	-	-	-	-	-	-

Total Debt	$1,522,739	$9,297	$151,057	$267,528	$94,482	$94,108	$40,605	$152,440	$304,337	$233,989	$50,962	$123,934

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	6/30/2006	Terms	Maturity	6/30/2006	2006	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$88,086	$710	$1,491	$85,885	$-
Puente Hills Mall, LLC Fair Value Adjustment				(374)	(98)	(195)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				87,712	612	1,296	85,804	-

Tulsa Promenade	6.52%	(b)	March 14, 2009	35,000	-	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$122,712	$612	$1,296	$85,804	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$63,810	$318	$674	$44,618	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Wholly-owned Malls:
Mall Anchors	95.3%	95.0%	95.2%	92.6%	91.3%
Mall Stores	87.9%	87.3%	89.5%	87.5%	88.0%
Total Consolidated Mall Portfolio	92.6%	92.3%	93.2%	90.8%	90.1%

Mall Portfolio including Joint Ventures:
Mall Anchors	95.7%	95.5%	95.5%	92.6%	91.3%
Mall Stores	87.3%	86.5%	89.2%	87.5%	88.0%
Total Mall Portfolio	92.7%	92.3%	93.2%	90.8%	90.1%

Wholly-owned Community Centers:
Community Center Anchors	68.7%	73.6%	75.0%	63.9%	63.8%
Community Center Stores	80.6%	79.7%	78.6%	64.8%	63.7%
Total Community Center Portfolio	71.3%	75.1%	75.8%	64.1%	63.8%

		Occupancy (1)
Comparable Property Type (2)	6/30/2006		6/30/2005

Comparable Mall Stores	87.9%		87.9%
Comparable Mall Portfolio	92.6%		90.4%

Comparable Community Center Stores	80.6%		84.0%
Comparable Community Center Portfolio	71.3%		78.6%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)
Comparable occupancy rates (total portfolio including joint ventures) exclude the properties sold after 6/30/2005 from the 6/30/2005 occupancy calculation and those acquired after 6/30/2005 from the 6/30/2006 calculation.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2006:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	199,700	30,343	230,043	$5.78	$2.50	$5.35	$6.59
Mall Stores	210,328	255,894	466,222	$24.16	$29.39	$27.03	$25.24

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2006 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended June 30, 2006
Mall Anchors	22,959	-	22,959	$8.00	$3.75	$-	$-	$8.00	$3.75	113%
Mall Stores	35,711	112,274	147,985	$27.27	$26.57	$36.34	$31.27	$34.15	$30.14	13%

Six months ended June 30, 2006
Mall Anchors	22,959	30,343	53,302	$8.00	$3.75	$2.50	$5.00	$4.87	$4.46	9%
Mall Stores	67,230	236,727	303,957	$28.49	$28.45	$31.32	$27.78	$30.70	$27.93	10%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of June 30, 2006

MARKET DOMINANT	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF June 2006	Ave. Mall Store Sales PSF June 2005	Mall Store Occupancy 6/30/2006	Mall Store Occupancy 6/30/2005	% of Mall Portfolio NOI (1)

	Jersey Gardens	Elizabeth, NJ	1	1,292,920
	Lloyd Center	Portland, OR	24	1,460,734
	Mall at Fairfield Commons	Dayton, OH	58	1,144,015
	Mall at Johnson City	Johnson City, TN	>100	530,886
	Polaris Fashion Place	Columbus, OH	31	1,597,410
	Weberstown Mall	Stockton, CA	78	859,323
	WestShore Plaza	Tampa, FL	21	1,059,319
				7,944,607	$ 412	$ 397	94.4%	93.5%	51%

TRADE AREA DOMINANT	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF June 2006	Ave. Mall Store Sales PSF June 2005	Mall Store Occupancy 6/30/2006	Mall Store Occupancy 6/30/2005	% of Mall Portfolio NOI (1)

	Ashland Town Center	Ashland, KY	>100	441,330
	Colonial Park Mall	Harrisburg, PA	67	748,298
	Dayton Mall	Dayton, OH	58	1,321,456
	Eastland Mall (OH)	Columbus, OH	31	1,013,808
	Grand Central Mall	Parkersburg, WV	>100	929,532
	Indian Mound Mall	Columbus, OH	31	557,131
	Morgantown Mall	Morgantown, WV	>100	558,107
	New Towne Mall	New Philadelphia, OH	>100	516,596
	Northtown Mall	Minneapolis, MN	15	621,539
	River Valley Mall	Columbus, OH	31	578,274
	Supermall of the Great NW	Seattle, WA	13	942,946
	University Mall	Tampa, FL	21	1,235,231
				9,464,248	$ 305	$ 303	87.2%	87.2%	41%

OPPORTUNISTIC	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF June 2006	Ave. Mall Store Sales PSF June 2005	Mall Store Occupancy 6/30/2006	Mall Store Occupancy 6/30/2005	% of Mall Portfolio NOI (1)

	Almeda Mall	Houston, TX	7	782,313
	Eastland Mall (NC)	Charlotte, NC	34	1,061,439
	Great Mall of the Great Plains	Kansas City, KS	26	811,306
	Montgomery Mall	Montgomery, AL	>100	726,893
	Northwest Mall	Houston, TX	7	794,112
				4,176,063	$ 230	$ 218	76.2%	78.0%	8%

TOTAL SAME MALL PORTFOLIO				21,584,918	$ 341	$ 334	87.9%	87.9%	100%

(1) Based on net operating income for the six months ending June 30, 2006

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS EXCLUDING THOSE ASSETS HELD FOR SALE
as of June 30, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot June 2006	Average Mall Store Sales Per Square Foot June 2005	Mall Store Occupancy 6/30/2006	Mall Store Occupancy 6/30/2005

TOTAL SAME MALL PORTFOLIO (FROM PAGE 14)			21,584,918	$ 341	$ 334	87.9%	87.9%

ASSETS HELD FOR SALE:
Almeda Mall	Houston, TX	7	782,313
Eastland Mall (NC)	Charlotte, NC	34	1,061,439
Montgomery Mall	Montgomery, AL	>100	726,893
Northwest Mall	Houston, TX	7	794,112
University Mall	Tampa, FL	21	1,235,231
			4,599,988	$ 281	$ 272	77.4%	80.0%

TOTAL MALL PRO-FORMA PORTFOLIO EXCLUDING ASSETS HELD FOR SALE			16,984,930	$ 351	$ 343	90.4%	89.7%

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of June 30, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot June 2006	Average Mall Store Sales Per Square Foot June 2005	Mall Store Occupancy 6/30/2006	Mall Store Occupancy 6/30/2005

TOTAL SAME MALL PORTFOLIO (FROM PAGE 14)			21,584,918	$ 341	$ 334	87.9%	87.9%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,190,952
Tulsa Promenade	Tulsa, OK	55	924,886
			2,115,838	$ 281	$ 277	80.1%	76.4%

TOTAL MALL PRO-FORMA PORTFOLIO INCLUDING JOINT VENTURES (1)			23,700,756	$ 338	$ 326	87.3%	86.9%

(1) The 6/30/2005 numbers include Puente Hills and Tulsa Promenade on a pro-forma basis as if the Company owned them at that date. Both properties were acquired through the Company's joint venture subsequent to June 30, 2005.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2006

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	33	453,455	$6,898,466	3.1%
Limited Brands, Inc.	57	315,135	6,308,007	2.8%
Foot Locker, Inc.	62	267,318	5,974,355	2.7%
Sterling Inc.	39	66,743	4,648,593	2.1%
Steve & Barry's University Sportswear	10	652,705	4,530,003	2.0%
AMC Theater	2	148,344	4,109,000	1.8%
Burlington Coat Factory	10	674,805	3,825,523	1.7%
Sears Holding Corporation	24	2,995,292	3,550,040	1.6%
Saks Incorporated	5	471,355	3,401,692	1.5%
JCPenney Company, Inc.	18	1,868,708	3,287,591	1.5%
Luxottica Group	52	91,257	3,248,234	1.4%
Zales Corporation	44	40,105	3,142,596	1.4%
Finish Line, Inc.	24	130,556	2,704,000	1.2%
Genesco Inc.	46	69,694	2,621,881	1.2%
American Eagle Outfitters	19	108,999	2,575,380	1.1%
Regal Cinemas	7	246,293	2,412,387	1.1%
Total tenants representing > 1.0%	452	8,600,764	$63,237,748	28.2%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2006

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	57	315,135	$6,308,007	2.9%
Foot Locker, Inc.	62	267,318	$5,974,355	2.8%
Sterling Inc.	38	60,963	$4,562,353	2.1%
Gap, Inc.	27	287,967	$4,400,918	2.0%
Luxottica Group	52	91,257	$3,248,234	1.5%
Zales Corporation	44	40,105	$3,142,596	1.5%
Finish Line, Inc.	24	130,556	$2,704,000	1.3%
Genesco, Inc.	46	69,694	$2,621,881	1.2%
American Eagle Outfitters	19	108,999	$2,575,380	1.2%
Claire's Boutique	38	47,406	$2,090,627	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Federated Department Stores	14	2,787,710	$505,000	11.8%
Sears Holding Corporation	18	2,605,402	$1,763,801	11.0%
JC Penney Company, Inc.	15	1,815,054	$3,169,246	7.7%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.6%
Dillard's	4	763,932	$-	3.2%
Burlington Coat Factory	8	665,282	$3,623,648	2.8%
Steve & Barry's University Sportswear	9	637,634	$4,288,867	2.7%
Belks	6	576,531	$1,894,752	2.4%
Saks Incorporated	5	471,355	$3,401,692	2.0%
Wal-Mart Stores, Inc.	2	264,734	$1,341,846	1.1%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2006

Mall Portfolio
											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	337	130,985	742,782	873,767	4.0%	$974,355	$13,613,927	$14,588,282	$7.44	$21.30	6.8%
2007	448	667,090	1,073,774	1,740,864	7.9%	2,094,415	20,578,265	22,672,680	$3.14	$22.00	10.5%
2008	412	910,013	885,833	1,795,846	8.2%	4,018,938	21,273,494	25,292,432	$4.42	$26.11	11.7%
2009	303	1,408,963	798,776	2,207,739	10.0%	4,609,157	18,628,859	23,238,016	$5.77	$26.90	10.8%
2010	238	956,385	756,632	1,713,017	7.8%	7,357,328	17,982,692	25,340,020	$8.43	$25.29	11.7%
Thereafter	937	10,513,842	3,130,290	13,644,132	62.1%	30,353,264	74,175,441	104,528,705	$7.37	$26.54	48.5%
	2,675	14,587,278	7,388,087	21,975,365	100.0%	$49,407,457	$166,252,678	$215,660,135	$6.59	$25.24	100.0%

Community Center Portfolio
											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	12	-	24,250	24,250	2.7%	$-	$381,840	$381,840	$-	$15.75	4.2%
2007	6	-	12,731	12,731	1.4%	-	200,339	200,339	$-	$15.74	2.2%
2008	7	48,418	23,377	71,795	8.0%	201,225	216,735	417,960	$4.16	$15.73	4.6%
2009	12	112,782	42,800	155,582	17.2%	428,828	705,250	1,134,078	$3.80	$17.95	12.5%
2010	16	70,850	76,310	147,160	16.3%	763,751	1,393,487	2,157,238	$10.78	$20.11	23.8%
Thereafter	18	444,153	47,358	491,511	54.4%	3,929,022	837,100	4,766,122	$8.85	$17.68	52.7%
	71	676,203	226,826	903,029	100.0%	$5,322,826	$3,734,751	$9,057,577	$7.87	$18.07	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2006			Three months ended June 30, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005
New developments	$398	$-	$398	$6,732

Redevelopment projects	$5,652	$-	$5,652	$13,425

Renovation with no incremental GLA	$139	$155	$294	$184

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$1,236	$-	$1,236	$221
Non-anchor replacement	3,707	48	3,755	2,339
Operational capital expenditures	825	-	825	1,335
Total Property Capital Expenditures	$5,768	$48	$5,816	$3,895

	Six months ended June 30, 2006			Six months ended June 30, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005
New developments	$404	$-	$404	$6,792

Redevelopment projects	$15,150	$-	$15,150	$21,723

Renovation with no incremental GLA	$2,163	$213	$2,376	$498

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$2,022	$-	$2,022	$602
Non-anchor replacement	7,148	48	7,196	4,601
Operational capital expenditures	1,610	-	1,610	1,939
Total Property Capital Expenditures	$10,780	$48	$10,828	$7,142

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost	Investments six months ended June 30, 2006	Total Planned Investments 2006	Opening Date	Project Initial Yield (1)

PROPERTY EXPANSIONS:
Dayton Mall	Lifestyle component addition	$ 30,000	$ 9,000	$ 22,000	Q4-2006	9%
Dayton, Ohio

Polaris Fashion Place	Re-anchor and multi-tenant addition	5,500	400	800	Q4-2006	13%
Columbus, Ohio

Mall at Fairfield Commons	New anchor and multi-tenant addition	10,700	-	500	Q2-2007	9%
Dayton, OH

Northtown Mall	Re-anchor and multi-tenant addition	5,600	600	3,400	Q2-2007	12%
Minneapolis, MN

Grand Central Mall	Multi-tenant building addition	5,300	200	2,700	Q4-2006	13%
Parkersburg, WV

Sub-Total		$ 57,100	$ 10,200	$ 29,400		10%

Other Miscellaneous Projects			4,900	20,000

Total Expansions		$ 57,100	$ 15,100	$ 49,400

(1) Represents projected return on current investment only (does not include internal allocation of land value)